UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2007

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2007, the Board of Directors of CSK Auto Corporation (the "Company") appointed Steven L. Korby as interim Chief Financial Officer effective upon the departure of our current Chief Financial Officer, James B. Riley, who previously announced his intent to resign from the Company to assume a Chief Financial Officer position with Ormet, an aluminum production company in his home state of Ohio. Mr. Korby has been serving as a consultant to the Company since July 2006, assisting Mr. Riley in connection with various accounting and finance matters, including preparation of our fiscal 2006 and prior period financial statements.

Since August 2004. Mr. Korby, 61, has been a partner with Tatum, LLC, an executive services and consulting firm specializing in financial and information technology leadership. During his tenure with Tatum, prior to his service with CSK, he served as a senior consultant providing assistance in the financial statement process and Sarbanes-Oxley implementation at two publicly held international manufacturers. From June 2000 through June 2003, Mr. Korby served as Executive Vice President and Chief Financial Officer of JNet Enterprises, Inc., a publicly held company which invested in technology businesses. Mr. Korby has over 35 years of relevant finance and accounting experience, having served as Chief Financial Officer for public companies including Greyhound Lines, Inc., The Cerplex Group, Inc. and Neodata Corporation, and as an audit partner with Coopers & Lybrand.

Upon the effectiveness of his appointment as interim CFO, the Company’s wholly owned subsidiary, CSK Auto, Inc., will enter into an Interim Executive Services Agreement with Tatum, LLC (the "Agreement). Pursuant to this Agreement, Mr. Korby will be employed to serve as the Company’s interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer for a monthly salary of $50,000 per month, in addition to a monthly fee of $12,500 to be paid to Tatum. The Company has no obligation to provide Mr. Korby any health or major medical benefits or any stock or bonus payments. The Company and Mr. Korby will also enter into a separate indemnification agreement.

Mr. Korby’s employment is subject to termination by either party at any time upon thirty (30) days advance written notice. Until the Agreement expires or is terminated according to its terms, Mr. Korby will hold office and serve until his respective successor is elected and qualified or until his earlier death, resignation or removal, and will serve at the discretion of the board of directors. A copy of the Agreement and the separate indemnification agreement are filed herewith as Exhibits 10.1 and 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Form 8-K:

Exhibit No. Description
10.1 – Form of Interim Executive Services Agreement with Tatum, LLC
10.2 – Form of Indemnification Agreement
99.1 – Press Release dated June 25, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

June 25, 2007	By:	Randi Val Morrison

Name: Randi Val Morrison
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Interim Executive Services Agreement with Tatum, LLC
10.2	Form of Indemnification Agreement
99.1	Press Release dated June 25, 2007